SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 1, 2005
                                -----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Synovus Financial Corp.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

         Georgia                    1-10312                  58-1134883
         -------                    --------                 ----------
(State of Incorporation)    (Commission File Number)       (IRS Employer
                                                            Identification No.)

               1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (706) 649-2267
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                ------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01          Entry into a Material Definitive Agreement.
---------          -------------------------------------------

                   Effective February 1, 2005, Synovus Financial Corp. ("Synovus") made restricted stock award grants of 500 restricted shares to each of its non-employee directors pursuant to Synovus' 2002 Long-Term Incentive Plan ("Plan"), which shares will vest after three years. The restricted stock awards were evidenced by a Non-Employee Director Restricted Stock Award Agreement in the form filed as Exhibit
                   10.1 hereto and incorporated by reference herein, which agreement is the form of Non-Employee Director Restricted Stock Award Agreement to be used by Synovus in connection with restricted stock award grants to directors under the Plan.


Item 9.01          Financial Statements and Exhibits.
---------          ---------------------------------

                   (c)              Exhibits

                   Exhibit No.      Description
                   ----------       -----------

                   10.1 Form of Non-Employee Director Restricted Stock Award Agreement for use in connection with the Synovus 2002 Long-Term Incentive Plan

                                    Signature
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SYNOVUS FINANCIAL CORP.
                                        ("Registrant")


Dated:  February 3, 2005                By:/s/ Kathleen Moates
       --------------------                -------------------
                                           Senior Deputy General Counsel
                                           Kathleen Moates